(ICON)
Prudential
International
Bond Fund,
Inc.

ANNUAL
REPORT
Dec. 31, 1998
(LOGO)

Prudential International Bond Fund, Inc.

Performance At A Glance.
A financial crisis that simmered in Asia early in 1998 finally spread to
Russia and Latin America in the second half of the year.
Investors responded
by fleeing to the government securities of major developed
Western economies
and by selling assets that carried greater credit risk. The
Prudential
International Bond Fund provided higher returns than the average comparable fund, as measured by Lipper Analytical Services, primarily because we invested heavily in long-term German government bonds, U.S.
Treasuries, and other "safe
haven" debt securities that rallied sharply.

Cumulative Total Returns1
As of 12/31/98
                               One         Five         Ten
Since
                               Year        Years       Years
Inception2
Class A                         8.00%        50.82%
132.36%          166.06%
Class B                         7.32          N/A
N/A             25.06
Class C                         7.32          N/A
N/A             25.06
Class Z                         8.16          N/A
N/A             13.54
Lipper Global
Income Fund Avg.3               6.23         31.79
108.57              ***

Average Annual Total Returns1
As of 12/31/98
                               One         Five         Ten
Since
                               Year        Years       Years
Inception2
Class A                         3.68%         7.68%
8.35%            8.56%
Class B                         2.32           N/A
N/A             6.97
Class C                         5.24           N/A
N/A             7.48
Class Z                         8.16           N/A
N/A             7.35

Distributions & Yields
As of 12/31/98
                                   Total Distributions
30-Day
                                     Paid for 12 Mos.
SEC Yield
Class A                                   $0.46
4.74%
Class B                                   $0.39
4.33
Class C                                   $0.39
4.28
Class Z                                   $0.45
5.09

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers, with the exception of one-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January
15, 1996, the Fund operated as a closed-end fund, with shares being traded on the New York Stock Exchange.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, 7/31/87; Class B and Class C,
1/15/96; and
Class Z, 3/17/97.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Global Income Fund category.

***Lipper Since Inception returns are 144.18% for Class A;
18.66% for Class B
and Class C; and 12.10% for Class Z based on all funds in each share class.

            How Investments Compared.
                (As of 12/31/98)
                    (Graph)
   U.S.       General      General       U.S.
 Growth        Bond       Muni Debt     Taxable
 Funds         Funds        Funds      Money Funds

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results.
The risks to
each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Gabriel Irwin and Simon Wells, Fund Managers
(PHOTOS)
Portfolio
Managers'Report

Your Fund seeks total return, which is current income plus any capital appreciation of its underlying bonds. The Fund invests primarily in intermediate-term and long-term investment-grade debt securities of issuers outside the United States. However, up to 35% of total investments can be held in U.S. securities. The Fund may also invest up to 15% of total assets in bonds rated below investment grade with a minimum rating of "B" by Standard
& Poor's or Moody's or of comparable quality. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities.
There are special risks associated with foreign investing, including social, political and currency risks as well as potential illiquidity. There can be no assurance that the Fund's investment objective will be achieved.

New Year Brings New Currency.
The new single European currency, the euro, debuted on January 1, 1999. The individual currencies of the 11 member nations will continue to exist at fixed exchange rates until euro bills and coins are introduced into circulation in
2002.

Strategy Session.
Thriving Despite Global Turmoil.
Global economic growth was bound to slow, and commodity prices were set to decline in 1998 as struggling Asian nations imported fewer goods and services from abroad. In this deflationary environment, we expected interest rates to fall and bond prices to rise. Therefore, we positioned the Fund to take advantage of this anticipated rally by extending its duration, which is a measure of sensitivity to interest rate fluctuations. A longer duration enables Fund shares to gain more rapidly when interest rates decline.

The Fund's duration lengthened to 5.8 years as of December
31, 1998 from 5.1
years at the end of 1997. We accomplished this through buying European debt securities such as German bonds, which comprised 19.9% of the Fund's total investments as of December 31, 1998, up from 13.6% a year earlier. Most of these purchases took place in the summer both before and while the spreading global financial crisis spurred increased demand for German government securities.

While we added to certain European bond holdings, we reduced others. U.K.
government bonds and currency fell to 4.0% of the Fund's total investments as of December 31, 1998 from 8.8% at the end of 1997. We took profits because we anticipated the decline in sterling that occurred as the economy weakened and the Bank of England cut its benchmark interest rate to stimulate growth.
Exposure to both Norwegian bonds and currency was eliminated early on amid concern that declining crude prices would hurt the nation's oil-based economy.

We also began to cut the Fund's emerging market exposure before the deepening global financial turmoil battered the bonds of most developing countries. By the end of the year, our exposure to below-investment-grade emerging market debt fell to 5.2% from 10%.

What Went Well.
The Flight to Quality.
In August, the Russian government devalued the ruble and defaulted on some ruble-denominated debt. Latin America also fell prey to the financial contagion. Investors took refuge in U.S. Treasuries and the government securities of major Western European nations and dumped riskier assets. A lack of liquidity was the greatest concern in the bond markets. There was little trading, except in the most popular securities such as Treasuries and
German government bonds, which rallied to record levels in early October. This trend benefited the Fund as it was heavily invested in both.

In order to calm financial markets and restore confidence in the U.S. economy, the Federal Reserve cut the Federal funds rate (the rate banks charge each other for overnight loans) by a quarter percentage point on September 29,
October 15, and November 17, leaving the key rate at 4.75%. Some other central banks also eased monetary policy, and the flight to quality began to reverse.

Bonds of Greece, Hungary, and Poland rallied nicely in 1998 as the three countries are expected to become part of the European Union and adopt the euro currency early in the next century. Our exposure to these government securities rose to 6.1% by the end of 1998 from 1.9% a year earlier.

And Not So Well.
Lack of Japanese Yen Exposure.
The Fund's lack of exposure to the Japanese yen hurt its performance in the fourth quarter.

The Japanese yen gained more than 17% against the U.S.
dollar in the final
three months of 1998. Hedge fund managers began purchasing yen to repay low-cost yen loans that were used partly to finance investments in higher-yielding U.S. dollar assets. Renewed hope that Japan would heal its ailing banking system and revitalize its economy also helped boost the nation's currency.

Looking Ahead.
The Fund began 1999 with a 29.8% exposure to the euro that will probably decrease by a slight amount in coming months. Because of slowing economic growth in Europe, there is political pressure in the short term to allow the euro to soften versus the U.S. dollar. This would enhance the competitiveness of European exports, which would strengthen the economy there. On a longer-term basis, Euroland (the 11 founding members of the new currency) boasts a large current account surplus that could help support the value of the euro.

Five Largest Issuers.
16.7%         German Government Bonds
15.0%         U.S.Treasury Obligations
6.4%          Danish Government Bonds
5.2%          New South Wales
              Treasury Corp.
4.7%          Corporacion Andina
              de Formento
Expressed as a percentage of net assets as of 12/31/98.

          Portfolio Breakdown.
      Expressed as a percentage of
    total investments as of 12/31/98.
              (PIE CHART)
------------------------------------------------------------
-------------------
                              1

President's Letter
February 16, 1999
(PHOTO)
Dear Shareholder:
Many major equity market indexes ended 1998 on the upswing -
- posting an
unprecedented fourth consecutive year of double-digit returns -- as many stocks rebounded off their early October lows. Bond investors were also cheered by healthy returns on U.S. Treasuries and investment-grade corporate debt, as well as certain Western European bonds.

Unfortunately, the equity market's advance was neither broad nor deep. It was limited primarily to stocks of larger companies with established records of growth. Investors ignored the stocks of both undervalued companies and smaller companies in a "flight to quality" stemming from financial turmoil in Asia and fears of a recession in the United States. Accordingly, growth-style investors in large-company stocks outperformed value-style investors by the widest margins in nearly 24 years -- and not since the Great Depression have large-company stocks so outperformed stocks of small companies.

The rally in bonds was not universal either. While government bonds -- especially Treasuries -- enjoyed strong appeal, investors were cool toward lower-rated issues. High yield bonds, therefore, saw yields rise while prices fell.

What We Can Learn From '98
The volatility of 1998 underscores points all investors should keep in mind:
Financial markets will rise and fall, sometimes dramatically. Because asset classes seldom move in lockstep, owning a mix of value- and growth-oriented mutual funds in addition to bond and money market funds can help lessen the effects of market volatility.

Generally speaking, long-term success in investment management comes from remaining true to an investment discipline -- even when it is out of favor.
Investors who maintain a long-term perspective and don't sell during market lows are more likely to regain lost ground, and while past events cannot foretell future performance, stocks and bonds have produced attractive returns ahead of inflation over time.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

Brian M. Storms
President
------------------------------------------------------------
-------------------
                              2

Portfolio of Investments as
of December 31, 1998              PRUDENTIAL INTERNATIONAL
BOND FUND, INC.
------------------------------------------------------------

Principal
Amount                                               US$
(000)                     Description           Value (Note
1)
  ----------------------------------------------------------
--
LONG-TERM INVESTMENTS--87.7%
  ----------------------------------------------------------
--
Australia--6.3%
 A$     1,500     Federal National Mortgage
                    Association,
                    6.375%, 8/15/07                  $
968,030
        7,000     New South Wales Treasury
                    Corporation,
                    6.50%, 5/1/06
4,578,420
                                                     -------
----

5,546,450
------------------------------------------------------------
Canada--4.4%
 C$     3,000     British Columbia Provincial Bond,
                    6.00%, 6/9/08
2,061,732
        2,600     Province of Quebec,
                    6.50%, 10/1/07
1,819,814
                                                     -------
----

3,881,546
------------------------------------------------------------
Denmark--6.4%
                  Danish Government Bonds,
 DKr   10,500     7.00%, 12/15/04
1,900,895
       19,250     8.00%, 3/15/06
3,728,828
                                                     -------
----

5,629,723
------------------------------------------------------------
Germany--18.8%
                  German Government Bonds,
  DM    5,300     7.375%, 1/3/05
3,801,567
        7,000     6.00%, 1/5/06
4,750,838
        8,400     6.25%, 1/4/24
6,103,015
        3,000     Republic of Colombia,
                    7.25%, 12/21/00
1,831,479
                                                     -------
----

16,486,899
------------------------------------------------------------
Greece--3.2%
                  Hellenic Republic,
  GRD 175,000     9.20%, 3/21/02
642,957
      370,000     11.90%, 12/31/03, FRN
1,326,544
      210,000     8.60%, 3/26/08
827,858
                                                     -------
----

2,797,359
Hungary--1.5%
                  Hungarian Government Bonds,
  HUF 140,000     16.50%, 7/24/99                    $
650,013
      150,000     16.00%, 4/12/00
701,350
                                                     -------
----

1,351,363
------------------------------------------------------------
Netherlands--4.0%
                  Dutch Government Bonds,
  NLG   3,200     7.00%, 6/15/05
2,007,734
        2,000     7.50%, 1/15/23
1,476,243
                                                     -------
----

3,483,977
------------------------------------------------------------
New Zealand--4.4%
 NZ$    3,500     Federal National Mortgage
                    Association,
                    7.25%, 6/20/02
1,910,098
        1,800     International Bank of
                    Reconstruction Development,
                    7.25%, 5/27/03
986,132
        1,600     New Zealand Government Bond,
                    8.00%, 4/15/04
942,367
                                                     -------
----

3,838,597
------------------------------------------------------------
Russia--0.1%
                  European Bank of Reconstruction
                    Development,
  RUB   2,700     31.00%, 5/5/00
31,322
        4,500     Zero Coupon, 5/28/02
12,529
                                                     -------
----

43,851
------------------------------------------------------------
Spain--4.0%
Pts   425,000     Spanish Government Bond,
                    6.15%, 1/31/13
3,534,710
------------------------------------------------------------
Sweden--2.3%
 SEK   15,000     Swedish Government Bond,
                    6.00%, 2/9/05
2,051,359
------------------------------------------------------------
United Kingdom--4.1%
 BP     4,500     United Kingdom Treasury Strip,
                    Zero Coupon, 12/7/15
3,548,641

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     3

Portfolio of Investments as
of December 31, 1998             PRUDENTIAL INTERNATIONAL
BOND FUND, INC.
------------------------------------------------------------

Principal
Amount                                               US$
(000)                     Description           Value (Note
1)
  ----------------------------------------------------------
--
United States--28.2%
Corporate Bonds--1.8%
  US$     650     General Motors Acceptance Corp.,
                    5.75%, 11/10/03                  $
655,044
          850     Household Finance Corporation,
                    6.40%, 6/17/08
877,667
                                                     -------
----

1,532,711
------------------------------------------------------------
Sovereign Bonds--6.7%
        2,500     Ministry of Finance (Russia),
                    10.00%, 6/26/07
712,500
          500     Oman Sultante (India),
                    7.125%, 3/20/02
510,000
          500     Republic of Colombia,
                    7.25%, 2/23/04
448,000
          905     Republic of Croatia,
                    6.56%, 7/31/06, FRN
714,775
          500     6.56%, 7/31/10
395,000
          400     Republic of Lithuania,
                    7.125%, 7/22/02
374,000
          700     Republic of Peru,
                    4.00%, 3/7/17
439,250
          880     Russian Federation,
                    11.00%, 7/24/18
217,800
        2,000     United Mexican States, FRN,
                    9.75%, 2/6/01
2,065,000
                                                     -------
----

5,876,325
------------------------------------------------------------
Supranational Bond--4.7%
        4,100     Corporacion Andina de Formento,
                    7.375%, 7/21/00
4,140,713
------------------------------------------------------------
U.S. Government Obligations--15.0%
                  United States Treasury Bonds,
        3,500     6.125%, 9/30/00
3,585,855
        4,600     6.25%, 2/15/07
5,045,602
        3,850     6.625%, 2/15/27
4,553,819
                                                     -------
----

13,185,276
                                                     -------
----

24,735,025
                                                     -------
----
                  Total long-term investments
                    (cost US$76,962,961)
76,929,500
                                                     -------
----
SHORT-TERM INVESTMENTS--7.8%
------------------------------------------------------------
Poland--1.2%
                  Poland Treasury Bills,
 PLZ    2,000     13.50%(a), 2/17/99
556,459
          700     13.50%(a), 3/3/99
194,456
        1,100     13.50%(a), 4/28/99
299,151
                                                     -------
----

1,050,066
------------------------------------------------------------
United States--6.6%
Corporate Bonds--4.0%
  US$     650     Banco Ganadero Colombian Bond
                    (Colombia),
                    9.75%, 8/26/99
654,063
        1,900     Financiera Energetica Nacional
                    (Colombia),
                    9.00%, 11/8/99
1,900,000
        1,000     Petroleas Mexicano (Mexico), FRN,
                    6.218%, 3/8/99
987,300
                                                     -------
----

3,541,363
------------------------------------------------------------
Repurchase Agreement--2.6%
 US$    2,298     Joint Repurchase Agreement
                    Account,
                    4.69%, 1/4/99 (Note 5)
2,298,000
                                                     -------
----

5,839,363
                                                     -------
----
                  Total short-term investments
                    (cost US$7,007,037)
6,889,429
                                                     -------
----
------------------------------------------------------------
Total Investments--95.5%
                  (cost $83,969,998; Note 4)
83,818,929
                  Other assets in excess of
                    liabilities--4.5%
3,917,398
                                                     -------
----
                  Net Assets--100%
$87,736,327
                                                     -------
----
                                                     -------
----

---------------
Portfolio securities are classified according to the
security's currency
denomination.
(a) Percentages quoted represent yield-to-maturity as of
purchase date.
FRN--Floating Rate Note.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities     PRUDENTIAL
INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------
--------------------
Assets
December 31, 1998
Investments, at value (cost
$83,969,998)................................................
 ................         $83,818,929
Foreign currency, at value (cost
$1,519,291).................................................
 ...........           1,512,703
Interest
receivable..................................................
 ...................................           2,549,829
Receivable for Fund shares
sold........................................................
 .................             243,723
Forward currency contracts-amount receivable from
counterparties........................................
140,573
Receivable for investments
sold........................................................
 .................             126,582
Other
assets......................................................
 ......................................               2,990

-----------------
   Total
assets......................................................
 ...................................          88,395,329

-----------------
Liabilities
Accrued expenses and other
liabilities.................................................
 .................             263,951
Payable for Fund shares
reacquired..................................................
 ....................             225,683
Forward currency contracts-amount payable to
counterparties.............................................
87,902
Management fee
payable.....................................................
 .............................              56,062
Dividend
payable.....................................................
 ...................................              13,754
Distribution fee
payable.....................................................
 ...........................              11,650

-----------------
   Total
liabilities.................................................
 ...................................             659,002

-----------------
Net
Assets......................................................
 ........................................         $87,736,327

-----------------

-----------------
Net assets were comprised of:
   Common stock, at
par.........................................................
 ........................         $   122,269
   Paid-in capital in excess of
par.........................................................
 ............          86,938,370

-----------------

87,060,639
   Accumulated net realized gain on
investments.................................................
 ........             743,725
   Net unrealized depreciation on investments and foreign
currencies....................................
(68,037)

-----------------
Net assets, December 31,
1998........................................................
 ...................         $87,736,327

-----------------

-----------------
Class A:
   Net asset value and redemption price per share
      ($84,007,835 / 11,708,425 shares of common stock
issued and outstanding)..........................
$7.17
   Maximum sales charge (4% of offering
price)......................................................
 ....                 .30

-----------------
   Maximum offering price to
public......................................................
 ...............               $7.47

-----------------

-----------------
Class B:
   Net asset value, offering price and redemption price per
share
      ($1,218,299 / 169,448 shares of common stock issued
and outstanding)..............................
$7.19

-----------------

-----------------
Class C:
   Net asset value and redemption price per share
      ($257,567 / 35,829 shares of common stock issued and
outstanding).................................
$7.19
   Sales charge (1% of offering
price)......................................................
 ............                 .07

-----------------
   Offering price to
public......................................................
 .......................               $7.26

-----------------

-----------------
Class Z:
   Net asset value, offering price and redemption price per
share
      ($2,252,626 / 313,238 shares of common stock issued
and outstanding)..............................
$7.19

-----------------

-----------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

PRUDENTIAL INTERNATIONAL BOND FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                          December 31,
1998
Income
   Interest and discount earned (net of
      foreign withholding taxes of
      $8,108)...............................      $
7,122,061
                                               -------------
----
Expenses
   Management fee...........................
692,765
   Distribution fee--Class A................
134,955
   Distribution fee--Class B................
5,891
   Distribution fee--Class C................
948
   Transfer agent's fees and expenses.......
229,000
   Custodian's fees and expenses............
160,000
   Reports to shareholders..................
130,000
   Legal fees and expenses..................
55,000
   Registration fees........................
40,000
   Audit fees and expenses..................
36,000
   Directors' fees..........................
20,000
   Insurance................................
1,300
   Miscellaneous............................
6,040
                                               -------------
----
      Total expenses........................
1,511,899
                                               -------------
----
Net investment income.......................
5,610,162
                                               -------------
----
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions..................
1,682,152
   Foreign currency transactions............
(1,211,103)
                                               -------------
----

471,049
                                               -------------
----
Net change in unrealized appreciation on:
   Investments..............................
1,433,339
   Foreign currencies.......................
(399,731)
                                               -------------
----

1,033,608
                                               -------------
----
Net gain on investments and foreign
   currencies...............................
1,504,657
                                               -------------
----
Net Increase in Net Assets
Resulting from Operations...................      $
7,114,819
                                               -------------
----
                                               -------------
----

PRUDENTIAL INTERNATIONAL BOND FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                               Year Ended December
31,
in Net Assets                           1998            1997
Operations
   Net investment income...........  $ 5,610,162    $
7,280,941
   Net realized gain on investment
      and foreign currency
      transactions.................      471,049
5,430,440
   Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currencies...................    1,033,608
(8,593,067)
                                     -----------    --------
----
   Net increase in net assets
      resulting from operations....    7,114,819
4,118,314
                                     -----------    --------
----
Dividends and distributions (Note
   1)
   Dividends from net investment
      income
      Class A......................   (3,147,035)
(8,710,279)
      Class B......................      (24,528)
(31,668)
      Class C......................       (3,873)
(1,906)
      Class Z......................      (51,961)
(8,615)
                                     -----------    --------
----
                                      (3,227,397)
(8,752,468)
                                     -----------    --------
----
   Distributions in excess of net
      investment income
      Class A......................   (2,100,081)
(3,222,672)
      Class B......................      (16,368)
(10,128)
      Class C......................       (2,584)
(757)
      Class Z......................      (34,675)
(10,368)
                                     -----------    --------
----
                                      (2,153,708)
(3,243,925)
                                     -----------    --------
----
   Distributions from net realized
      gains
      Class A......................     (575,748)
--
      Class B......................       (4,487)
--
      Class C......................         (709)
--
      Class Z......................       (9,506)
--
                                     -----------    --------
----
                                        (590,450)
--
                                     -----------    --------
----
Fund share transactions (net of
   share conversions) (Note 6)
   Net proceeds from shares sold...    6,408,174
3,218,583
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions............    1,664,187
2,720,812
   Cost of shares reacquired.......  (19,079,029)
(26,185,590)
                                     -----------    --------
----
   Net decrease in net assets from
      Fund share transactions......  (11,006,668)
(20,246,195)
                                     -----------    --------
----
Total decrease.....................   (9,863,404)
(28,124,274)
Net Assets
Beginning of year..................   97,599,731
125,724,005
                                     -----------    --------
----
End of year(a).....................  $87,736,327    $
97,599,731
                                     -----------    --------
----
                                     -----------    --------
----
---------------
(a) Includes undistributed net
    investment income of:..........  $   --         $
147,690
                                     -----------    --------
----

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

Notes to Financial Statements           PRUDENTIAL
INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------
--------------------
Prudential International Bond Fund, Inc., (the 'Fund'), is
an open-end,
nondiversified, management investment company whose
investment objective is to
seek total return, the components of which are current
income and capital
appreciation. The Fund invests primarily in debt securities
of issuers located
in at least three countries, excluding the United States
(except in periods of
weakness). The Fund invests in foreign debt securities
issued by foreign
corporate issuers as well as securities issued or guaranteed by foreign
governments, semi-governmental entities, governmental
agencies, supernational
entities and other governmental entities. The bonds are
primarily of investment
grade, i.e., bonds rated within the four highest quality
grades as determined by
Moody's Investor's Service or Standard & Poor's Rating's
Group, or in unrated
securities of equivalent quality. In addition, the Fund is
permitted to invest
up to 15% of the it's total assets in bonds rated below
investment grade with a
minimum rating of B, or in unrated securities of equivalent
quality. The ability
of issuers of debt securities held by the Fund to meet their obligations may be
affected by economic and political developments in a
specific country or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund in the preparation of its financial statements. Securities Valuation: In valuing the Fund's assets, quotations of foreign securities in a foreign currency are converted to U.S.
dollar equivalents at the
then current currency value. Portfolio securities that are
actively traded in
the over-the-counter market, including listed securities for which the primary
market is believed to be over-the-counter, are valued at the mean between the
most recently quoted bid and asked prices provided by
principal market makers.
Any security for which the primary market is on an exchange
is valued at the
last sale price on such exchange on the day of valuation or, if there was no
sale on such day, the last bid price quoted on such day.
Forward currency
contracts are valued at the current cost of covering or
offsetting the contract
on the day of valuation. Securities and assets for which
market quotations are
not readily available are valued at fair value as determined in good faith by or
under the direction of the Board of Directors of the Fund. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
In connection with transactions in repurchase agreements
with U.S. financial
institutions, it is the Fund's policy that its custodian or
designated
subcustodians, as the case may be under triparty repurchase
agreements, takes
possession of the underlying collateral securities, the
value of
which exceeds the principal amount of the repurchase
transaction including
accrued interest. To the extent that any repurchase
transaction exceeds one
business day, the value of the collateral is marked-to-
market on a daily basis
to ensure the adequacy of the collateral. If the seller
defaults and the value
of the collateral declines or if bankruptcy proceedings are
commenced with
respect to the seller of the security, realization of the
collateral by the Fund
may be delayed or limited.
Foreign Currency Translation: The books and records of the
Fund are maintained
in United States dollars. Foreign currency amounts are
translated into United
States dollars on the following basis:
(i) market value of investment securities, other assets and
liabilities--at the
current rates of exchange.
(ii) purchases and sales of investment securities, income
and expenses--at the
rates of exchange prevailing on the respective dates of such transactions.
Although the net assets of the Fund are presented at the
foreign exchange rates
and market values at the close of the year, the Fund does
not isolate that
portion of the results of operations arising as a result of
changes in the
foreign exchange rates from the fluctuations arising from
changes in the market
prices of the securities held at year-end. Similarly, the
Fund does not isolate
the effect of changes in foreign exchange rates from the
fluctuations arising
from changes in the market prices of long-term debt
securities sold during the
year. Accordingly, such realized foreign currency gains and
losses are included
in the reported net realized gains on investment
transactions.
Net realized gains or losses on foreign currency
transactions represent net
foreign exchange gains from sales and maturities of short-
term securities and
forward currency contracts, disposition of foreign
currencies, currency gains or
losses realized between the trade and settlement dates on
securities
transactions, and the difference between the amounts of
interest, discount, and
foreign taxes recorded on the Fund's books and the U.S.
dollar equivalent
amounts actually received or paid. Net currency gains
(losses) from valuing
foreign currency denominated assets (excluding investments)
and liabilities at
year-end exchange rates are reflected as a component of net
unrealized
appreciation or depreciation on investments and foreign
currencies.
Foreign security and currency transactions may involve
certain considerations
and risks not typically associated with those of U.S.
companies as a result of,
among other factors, the possibility of political or
economic
------------------------------------------------------------
--------------------
                                       7

Notes to Financial Statements           PRUDENTIAL
INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------
--------------------
instability and the level of governmental supervision and
regulation of foreign
securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to
purchase or sell a foreign currency at a future date at a
negotiated forward
rate. The Fund enters into forward currency contracts in
order to hedge its
exposure to changes in foreign currency exchange rates on
its foreign portfolio
holdings or on specific receivables and payables denominated in a foreign
currency. The contracts are valued daily at current exchange rates and any
unrealized gain or loss is included in net unrealized
appreciation or
depreciation on investments and foreign currencies. Gain or
loss is realized on
the settlement date of the contract equal to the difference
between the
settlement value of the original and renegotiated forward
contracts. This gain
or loss, if any, is included in net realized gain (loss) on
foreign currency
transactions. Risks may arise upon entering into these
contracts from the
potential inability of the counterparties to meet the terms
of their contracts.
Security Transactions and Net Investment Income: Security
transactions are
recorded on the trade date. Realized and unrealized gains
and losses from
security and currency transactions are calculated on the
identified cost basis.
Interest income, which is comprised of three elements:
stated coupon, original
issue discount and market discount, is recorded on the
accrual basis. Expenses
are recorded on the accrual basis which may require the use
of certain estimates
by management.
Net investment income (other than distribution fees) and
unrealized and realized
gains or losses are allocated daily to each class of shares
based upon the
relative proportion of net assets of each class at the
beginning of the day.
Dividends and Distributions: The Fund declares daily and
pays dividends from
book basis net investment income monthly and makes
distributions at least
annually of any net capital gains. Dividends and
distributions are recorded on
the ex-dividend date.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles. These differences are primarily due to differing treatments for
foreign currency transactions.
Reclassification of Capital Accounts: The Fund accounts for
and reports
distributions to shareholders in accordance with the
American Institute of
Certified Public Accountants' Statement of Position 93-2:
Determination,
Disclosure, and Financial Statement Presentation of Income,
Capital Gain, and
Return of Capital Distributions by Investment Companies. The
effect of applying
this statement was to decrease both undistributed net
investment income and
paid-in capital by $376,747 and $1,911,359, respectively and decrease
accumulated net realized loss on investments by $2,288,106.
This was primarily
the result of net foreign currency losses and an
overdistribution of taxable
income for the year ended December 31, 1998. Net investment
income, net realized
gains and net assets were not affected by this change.
Taxes: It is the Fund's policy to continue to meet the
requirements of the
Internal Revenue Code applicable to regulated investment
companies and to
distribute all of its taxable income to shareholders.
Therefore, no federal
income or excise tax provision is required.
Withholding taxes on foreign interest have been provided for in accordance with
the Fund's understanding of the applicable country's tax
rules and rates.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential
Investments Fund Management
LLC ('PIFM'). Pursuant to this agreement PIFM has
responsibility for all
investment advisory services and supervises the subadviser's performance of such
services. PIFM has entered into a subadvisory agreement with
The Prudential
Investment Corporation ('PIC'); PIC, through an agreement
with PRICOA Asset
Management Ltd. ('PRICOA'), furnishes investment advisory
services in connection
with the management of the Fund. PIFM pays for the cost of
the subadviser's
services, compensation of officers of the Fund, occupancy
and certain clerical
and bookkeeping costs of the Fund. The Fund bears all other
costs and expenses.
The management fee paid PIFM is computed daily and payable
monthly at an annual
rate of .75 of 1% of the Fund's average daily net assets up
to $1 billion and
 .70 of 1% of such assets in excess of $1 billion.
The Fund had a distribution agreement with Prudential
Securities Incorporated
('PSI'), which acted as distributor of the Class A, Class B,
Class C and Class Z
shares of the Fund through May 31, 1998. Prudential
Investment Management
Services LLC ('PIMS') became the distributor of the Fund
effective June 1, 1998
and is serving the Fund under the same terms and conditions
as under the
arrangement with PSI. The Fund compensated PSI and PIMS for
distributing and
servicing the Fund's Class A, Class B and Class C shares,
pursuant to a plan of
distribution, (the 'Class A, B and C Plans'), regardless of
expenses actually
incurred by them. The distribution fees were accrued daily
and payable monthly.
No distribution or service fees are paid to PIMS as
distributor of the Class Z
shares of the Fund.
------------------------------------------------------------
--------------------
                                       8

Notes to Financial Statements           PRUDENTIAL
INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------
--------------------
Pursuant to the Class A, B and C Plans, the Fund compensates
PSI and PIMS for
distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1%
of the average daily net assets of the Class A, B and C
shares respectively.
Such expenses under the Plans were .15 of 1%, .75 of 1% and
 .75 of 1% of the
average daily net assets of the Class A, B and C shares,
respectively, for the
year ended December 31, 1998. Effective January 1, 1999, the annual rate for
Class A shares was increased to .25 of 1%.
PSI and PIMS have advised the Fund that they have received
approximately $34,000
in front-end sales charges resulting from sales of Class A
and Class C shares
during the year ended December 31, 1998. From these fees,
PSI and PIMS paid such
sales charges to Pruco Securities Corporation, an affiliated broker-dealer,
which in turn paid commissions to sales-persons and incurred other distribution
costs.
PSI and PIMS have advised the Series that for the year ended
December 31, 1998,
they have received approximately $14,900 in contingent
deferred sales charges
imposed upon certain redemptions by Class B shareholders. PSI, PIFM, PIC, PIMS and PRICOA are indirect, wholly owned subsidiaries of The
Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment
companies (the
'Funds'), has a credit agreement (the 'Agreement') with an
unaffiliated lender.
The maximum commitment under the Agreement is $200,000,000.
Interest on any such
borrowings outstanding will be at market rates. The purpose
of the Agreement is
to serve as an alternative source of funding for capital
share redemptions. The
Fund did not borrow any amounts pursuant to the Agreement
during the year ended
December 31, 1998. The Funds pay a commitment fee at an
annual rate of .055 of
1% on the unused portion of the credit facility. The
commitment fee is accrued
and paid quarterly on a pro rata basis by the Funds. The
Agreement expired on
December 30, 1998, and has been exended through February 28,
1999 under the same
terms.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended December 31, 1998 the
Fund incurred fees of approximately $185,000 for the services of PMFS. As of
December 31, 1998 approximately $15,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998 aggregated $37,801,986 and $46,307,035, respectively.
At December 31, 1998, the Fund had outstanding forward currency contracts to sell foreign currencies, as follows:

                       Value at
 Foreign Currency   Settlement Date    Current
Appreciation
  Sale Contracts      Receivable        Value
(Depreciation)
------------------- ---------------  -----------  ----------
-----
Swiss Francs,
  expiring
  1/26/99..........   $ 4,651,163    $ 4,510,590     $
140,573
Canadian Dollar,
  expiring
  1/26/99..........     3,573,281      3,584,399
(11,118)
New Zealand Dollar,
  expiring
  1/26/99..........     8,378,067      8,422,059
(43,992)
Japanese Yen,
  expiring
  1/26/99..........     1,050,547      1,083,339
(32,792)
                    ---------------  -----------  ----------
-----
                      $17,653,058    $17,600,387     $
52,671
                    ---------------  -----------  ----------
-----
                    ---------------  -----------  ----------
-----

The United States federal income tax basis of the Fund's
investments at December
31, 1998 was $83,982,600 and, accordingly, net unrealized
depreciation for
United States federal income tax purposes was $589,084
(gross unrealized
appreciation--$4,786,651; gross unrealized depreciation--
$4,197,567). The Fund
utilized its capital loss carryforward of approximately
$949,500. The Fund
elected to treat net currency losses of approximately
$146,800 incurred in the
two month period ended December 31, 1998 as having occurred
in the following
fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment
companies, transfers
uninvested cash balances into a single joint account, the
daily aggregate
balance of which is invested in one or more repurchase
agreements collateralized
by U.S. Treasury or federal agency obligations. As of
December 31, 1998, the
Fund had a 0.33% undivided interest in the joint account.
The undivided interest
for the Fund represented $2,298,000 in the principal amount.
As of such date,
each repurchase agreement in the joint account and the
collateral therefor were
as follows:
Bear, Stearns & Co., Inc., 4.75%, in the principal amount of
$165,000,000,
repurchase price $165,087,083, due 1/4/99. The value of the
collateral including
accrued interest was $169,478,699.
------------------------------------------------------------
--------------------
                                       9

Notes to Financial Statements           PRUDENTIAL
INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------
--------------------
Deutsche Bank Securities Inc., 4.80%, in the principal
amount of $100,000,000,
repurchase price $100,053,333, due 1/4/99. The value of the
collateral including
accrued interest was $102,001,052.
Goldman Sachs & Co., Inc., 4.25%, in the principal amount of
$93,088,000,
repurchase price $93,131,958, due 1/4/99. The value of the
collateral including
accrued interest was $94,950,662.
Morgan (J.P.) Securities Inc., 4.75%, in the principal
amount of $165,000,000,
repurchase price $165,087,083, due 1/4/99. The value of the
collateral including
accrued interest was $168,300,696.
Warburg Dillon Read, Inc., 4.75%, in the principal amount of
$165,000,000,
repurchase price $165,087,083, due 1/4/99. The value of the
collateral including
accrued interest was $168,529,699.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first
18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, consisting of 500 million shares of each class. As of December 31,
1998 Prudential owned 11,470 Class A shares.
Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
---------------------------------   -----------    ---------
----
Year ended December 31, 1998:
Shares sold......................       372,024    $
2,657,375
Shares issued in reinvestment of
  dividends and distributions....       214,448
1,531,157
Shares reacquired................    (2,481,487)
(17,676,855)
                                    -----------    ---------
----
Net decrease in shares
  outstanding before
  conversion.....................    (1,895,015)
(13,488,323)
Shares issued upon conversion
  from Class B...................         1,973
14,203
                                    -----------    ---------
----
Net decrease in shares
  outstanding....................    (1,893,042)   $
(13,474,120)
                                    -----------    ---------
----
                                    -----------    ---------
----
Class A                               Shares          Amount
---------------------------------   -----------    ---------
----
Year ended December 31, 1997:
Shares sold......................       269,214    $
1,994,094
Shares issued in reinvestment of
  dividends and distributions....       365,841
2,666,579
Shares reacquired................    (3,501,590)
(26,103,706)
                                    -----------    ---------
----
Net decrease in shares
  outstanding....................    (2,866,535)   $
(21,443,033)
                                    -----------    ---------
----
                                    -----------    ---------
----
Class B
---------------------------------
Year ended December 31, 1998:
Shares sold......................       138,265    $
988,889
Shares issued in reinvestment of
  dividends and distributions....         5,180
37,028
Shares reacquired................       (46,855)
(334,557)
                                    -----------    ---------
----
Net increase in shares
  outstanding before
  conversion.....................        96,590
691,360
Shares reacquired upon conversion
  into Class A...................        (1,975)
(14,203)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................        94,615    $
677,157
                                    -----------    ---------
----
                                    -----------    ---------
----
Year ended December 31, 1997:
Shares sold......................        62,322    $
465,398
Shares issued in reinvestment of
  dividends and distributions....         4,402
31,994
Shares reacquired................        (1,673)
(12,403)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................        65,051    $
484,989
                                    -----------    ---------
----
                                    -----------    ---------
----
Class C
---------------------------------
Year ended December 31, 1998:
Shares sold......................        33,210    $
237,920
Shares issued in reinvestment of
  dividends and distributions....           671
4,790
Shares reacquired................        (8,776)
(62,577)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................        25,105    $
180,133
                                    -----------    ---------
----
                                    -----------    ---------
----
Year ended December 31, 1997:
Shares sold......................        14,124    $
102,477
Shares issued in reinvestment of
  dividends and distributions....           149
1,087
Shares reacquired................        (5,201)
(38,465)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................         9,072    $
65,099
                                    -----------    ---------
----
                                    -----------    ---------
----

------------------------------------------------------------
--------------------
                                       10

Notes to Financial Statements           PRUDENTIAL
INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------
--------------------

Class Z                               Shares          Amount
---------------------------------   -----------    ---------
----
Year ended December 31, 1998:
Shares sold......................       352,766    $
2,523,990
Shares issued in reinvestment of
  dividends and distributions....        12,769
91,212
Shares reacquired................      (140,684)
(1,005,040)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................       224,851    $
1,610,162
                                    -----------    ---------
----
                                    -----------    ---------
----
March 17, 1997(a) through
  December 31, 1997:
Shares sold......................        89,636    $
656,614
Shares issued in reinvestment of
  dividends and distributions....         2,944
21,152
Shares reacquired................        (4,193)
(31,016)
                                    -----------    ---------
----
Net increase in shares
  outstanding....................        88,387    $
646,750
                                    -----------    ---------
----
                                    -----------    ---------
----

---------------
(a) Commencement of offering of Class Z shares.
------------------------------------------------------------
--------------------
                                       11

Financial Highlights                    PRUDENTIAL
INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------
--------------------

Class A(b)
                                                  ----------
--------------------------------------------------

Year Ended December 31,
                                                  ----------
--------------------------------------------------
                                                  1998(c)
1997(c)        1996         1995         1994
                                                  --------
--------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $   7.08
$   7.63     $   7.68     $   6.76     $   7.84
                                                  --------
--------     --------     --------     --------
Income from investment operations:
Net investment income.........................         .43
 .49          .56          .48          .45
Net realized and unrealized gain (loss) on
   investments and foreign currencies.........         .12
(.22)         .28         1.13         (.97)
                                                  --------
--------     --------     --------     --------
   Total from investment operations...........         .55
 .27          .84         1.61         (.52)
                                                  --------
--------     --------     --------     --------
Less distributions:
Dividends from net investment income..........        (.25)
(.58)        (.67)        (.48)        (.23)
Distributions in excess of net investment
   income.....................................        (.17)
(.24)        (.40)        (.21)       --
Distributions from net realized capital
   gains......................................        (.04)
--           --           --            (.10)
Distributions in excess of net capital
   gains......................................       --
--           --           --           --
Tax return of capital distributions...........       --
--           --           --            (.23)
                                                  --------
--------     --------     --------     --------
   Total dividends and distributions..........        (.46)
(.82)       (1.07)        (.69)        (.56)
                                                  --------
--------     --------     --------     --------
Redemption fee retained by Fund...............       --
--             .18        --           --
                                                  --------
--------     --------     --------     --------
Net asset value, end of year..................    $   7.17
$   7.08     $   7.63     $   7.68     $   6.76
                                                  --------
--------     --------     --------     --------
                                                  --------
--------     --------     --------     --------
Per share market price, end of year...........         N/A
N/A          N/A     $  7.375     $  5.625

--------     --------

--------     --------
TOTAL INVESTMENT RETURN BASED ON(a):
   Market price...............................         N/A
N/A          N/A        44.39%      (12.04)%
   Net asset value............................        8.00%
3.62%       14.02%       25.14%       (5.62)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $ 84,008
$ 96,365     $125,637     $350,339     $308,703
Average net assets (000)......................    $ 89,970
$110,910     $180,588     $342,741     $331,421
Ratios to average net assets:
   Expenses, including distribution fees......        1.63%
1.64%        1.48%        1.05%        1.11%
   Expenses, excluding distribution fees......        1.48%
1.49%        1.34%        1.05%        1.11%
   Net investment income......................        6.08%
6.54%        6.45%        6.37%        6.21%
Portfolio turnover rate.......................          46%
53%          38%         203%         526%

---------------
(a) Total investment return based on net asset value is
calculated assuming a
    purchase of common stock at the current net asset value
on the first day and
    a sale at the current net asset value on the last day of
each year reported.
    Total investment return does not consider the effect of
sales load. Prior to
    January 15, 1996 the Fund operated as a closed-end
investment company and
    total investment return was calculated based on market
value assuming a
    purchase of common stock at the current market value on
the first day and a
    sale at the current market value on the last day of each
year reported.
    Dividends and distributions are assumed for purposes of
this calculation to
    be reinvested at prices obtained under the dividend
reinvestment plan. This
    calculation does not reflect brokerage commissions.
(b) Prior to January 15, 1996 the Fund operated as a closed-
end, non-diversified
management investment company.
(c) Calculated based upon weighted average shares
outstanding during the year.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     12

Financial Highlights                    PRUDENTIAL
INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------
--------------------

Class B                                   Class C
                                                  ----------
---------------------------     ----------------------------
---------

January 15,                               January 15,

1996(c)                                   1996(c)
                                                       Year
Ended            Through             Year Ended
Through

December 31,         December 31,         December 31,
December 31,
                                                  1998(d)
1997(d)          1996         1998(d)     1997(d)
1996
                                                  -------
--------     ------------     -------     --------     -----
-------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $  7.10
$   7.64       $   7.72       $  7.10     $   7.64       $
7.72
                                                  -------
--------     ------------     -------     --------     -----
-------
Income from investment operations:
Net investment income.........................        .37
 .44            .52           .37          .40            .52
Net realized and unrealized gain (loss) on
   investments and foreign currencies.........        .11
(.20)           .25           .11         (.16)
 .25
                                                  -------
--------     ------------     -------     --------     -----
-------
   Total from investment operations...........        .48
 .24            .77           .48          .24            .77
                                                  -------
--------     ------------     -------     --------     -----
-------
Less distributions:
Dividends from net investment income..........       (.21)
(.54)          (.63)         (.21)        (.54)
(.63)
Distributions in excess of net investment
   income.....................................       (.14)
(.24)          (.40)         (.14)        (.24)
(.40)
Distributions from net realized gains.........       (.04)
--            --              (.04)       --            --
                                                  -------
--------     ------------     -------     --------     -----
-------
   Total dividends and distributions..........       (.39)
(.78)         (1.03)         (.39)        (.78)
(1.03)
                                                  -------
--------     ------------     -------     --------     -----
-------
Redemption fee retained by Fund(d)............      --
--               .18         --           --
 .18
                                                  -------
--------     ------------     -------     --------     -----
-------
Net asset value, end of period................    $  7.19
$   7.10       $   7.64       $  7.19     $   7.10       $
7.64
                                                  -------
--------     ------------     -------     --------     -----
-------
                                                  -------
--------     ------------     -------     --------     -----
-------
TOTAL INVESTMENT RETURN(a)....................       7.32%
3.25%         12.86%         7.32%        3.25%
12.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............     $1,218
$531            $75          $257          $76
$13
Average net assets (000)......................       $785
$335            $23          $126          $26
$8
Ratios to average net assets:
   Expenses, including distribution fees......       2.23%
2.24%          2.09%(b)      2.23%        2.24%
2.09%(b)
   Expenses, excluding distribution fees......       1.48%
1.49%          1.34%(b)      1.48%        1.49%
1.34%(b)
   Net investment income......................       5.51%
6.00%          5.85%(b)      5.53%        5.96%
5.85%(b)
Portfolio turnover rate.......................         46%
53%            38%           46%          53%            38%

Class Z
                                                ------------
-----------------

March 17,

1997(c)
                                                 Year Ended
Through
                                                December 31,
December 31,
                                                  1998(d)
1997(d)
                                                    ------
------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   7.10
$   7.57
                                                    ------
------------
Income from investment operations:
Net investment income.........................         .44
 .38
Net realized and unrealized gain (loss) on
   investments and foreign currencies.........         .10
(.02)
                                                    ------
------------
   Total from investment operations...........         .54
 .36
                                                    ------
------------
Less distributions:
Dividends from net investment income..........        (.25)
(.59)
Distributions in excess of net investment
   income.....................................        (.16)
(.24)
Distributions from net realized gains.........        (.04)
--
                                                    ------
------------
   Total dividends and distributions..........        (.45)
(.83)
                                                    ------
------------
Redemption fee retained by Fund(d)............      --
--
                                                    ------
------------
Net asset value, end of period................    $   7.19
$   7.10
                                                    ------
------------
                                                    ------
------------
TOTAL INVESTMENT RETURN(a)....................        8.16%
4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............      $2,253
$628
Average net assets (000)......................      $1,487
$121
Ratios to average net assets:
   Expenses, including distribution fees......        1.48%
1.49%(b)
   Expenses, excluding distribution fees......        1.48%
1.49%(b)
   Net investment income......................        6.29%
6.82%(b)
Portfolio turnover rate.......................          46%
53%

---------------
(a) Total investment return is based on a purchase of common stock at the
    current net asset value on the first day and a sale at
the current net asset
    value on the last day of each period reported. Total
investment return does
    not consider the effect of sales load. Total investment
returns for periods
    of less than one full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B, Class C and Class Z shares.
(d) Calculated based upon weighted average shares
outstanding during the period.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     13

Report of Independent Accountants       PRUDENTIAL
INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------
--------------------
To the Shareholders and Board of Directors of Prudential International Bond Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential International Bond Fund,
Inc. (formerly The Global Government Plus Fund, Inc., the
'Fund') at December
31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 19, 1999

Federal Income Tax Information
(Unaudited)                          PRUDENTIAL
INTERNATIONAL BOND FUND, INC.
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you
within 60 days of the
Fund's fiscal year end (December 31, 1998) as to the federal tax status of
distributions paid by the Fund during such fiscal year.
Accordingly, during its
fiscal year ended December 31, 1998, the Fund paid dividends of $.42 per Class A
share, $.35 per Class B share, $.35 per Class C share, and
$.41 per Class Z
share which represent dividends from ordinary income (net
investment income and
currency gains). In addition, the Fund paid to Class A, B, C and Z shares a
long-term capital gain distribution of $.04 which is taxable as such.
We wish to advise you that the dividends received deduction
for the Fund is
zero. Only funds that invest in U.S. equity securities are
entitled to
pass-through a corporate dividends received deduction.
------------------------------------------------------------
--------------------
                                       14

Getting The Most From Your Prudential Mutual Fund.
How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches.
These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to
member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Getting The Most From Your Prudential Mutual Fund.
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco
Securities registered representative. Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It? Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate. And risk can be difficult to gauge --sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction -- there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses.
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance -- not just based on the current investment fad.

Buy Low, Sell High.
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Comparing A $10,000 Investment.
Prudential International Bond Fund, Inc. vs. the
J.P. Morgan Government Bond Index Global (GBI).

// Prudential International Bond Fund, Inc.
-- J.P. Morgan Gov't BondIndex Global (GBI)

(Class A)
Average Annual
Total Returns - Class A
With Sales Load
8.56% Since Inception
8.35% for 10 Years
7.68% for 5 Years
3.68% for 1 Year

Without Sales Load
8.95% Since Inception
8.80% for 10 Years
8.57% for 5 Years
8.00% for 1 Year

(Class B)
Average Annual
Total Returns - Class B
With Sales Load
6.97% Since Inception
2.32% for 1 Year

Without Sales Load
7.85% Since Inception
7.32% for 1 Year

(Class C)
Average Annual
Total Returns - Class C
With Sales Load
7.48% Since Inception
5.24% for 1 Year

Without Sales Load
7.85% Since Inception
7.32% for 1 Year

(Class Z)
Average Annual
Total Returns - Class Z
7.35% Since Inception
8.16% for 1 Year

Past performance is not indicative of future results.
Principal and investment
return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

These graphs are furnished to you in accordance with SEC regulations. They compare a $10,000 investment in the Prudential International Bond Fund, Inc.
(Class A, B, C, and Z shares) with a similar investment in the J.P. Morgan
Government Bond Index Global (GBI) (the Index) by portraying the initial account values at the commencement of operations of Class B, C, and Z shares, and for 10 years for Class A shares, and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1988 for Class A shares, 1996 for Class B and Class C shares, and 1997 for
Class Z shares. For purposes of the graphs, and unless otherwise indicated in the accompanying tables, it has been assumed that (a) the maximum applicable front-end sales load was deducted from the initial $10,000 investment in
Class A shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1998; (c) Class C shares are subject to a front-end sales load of 1% and a CDSC of 1% for 18 months. Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year; (d) all recurring fees (including management fees) were deducted; and (e) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs.
Class Z shares are not subject to a sales charge or distribution fee.

The Index is traded, unhedged, and measured in U.S. dollars. The Index is market weighted and represents the total return of government bonds from 13 countries, including Australia, Belgium, Canada, Denmark, France, Germany,
Italy, Japan, the Netherlands, Spain, Sweden, the United
Kingdom and the
United States. The Index provides a broad measure of market performance.
The Index is unmanaged and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The Index is not the only index that may be used to characterize performance of global bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
Mendel A. Melzer, CFA
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Brian M. Storms
Louis A. Weil, III
Clay T. Whitehead

Officers
Brian M. Storms, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Marguerite E.H. Morrison, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

PRICOA Asset Management, Ltd.
115 Houndstitch
London EC3A 7BU

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74436Q101            MF170E
74436Q200
74436Q309
74436Q408